                         THIRD AMENDMENT TO CREDIT AGREEMENT


    THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "THIRD AMENDMENT"), dated as of August 18, 1997 (but effective as of September 30, 1995), is entered into among Power-One, Inc., a Delaware corporation (the "BORROWER"), the banks listed on the signature pages hereof (the "LENDERS"), and NATIONSBANK OF TEXAS, N.A., as administrative agent for the Lenders (in said capacity, the "ADMINISTRATIVE LENDER").

    A. The Borrower, certain of the Lenders and the Administrative Lender are parties to that certain Credit Agreement, dated as of September 27, 1995, as amended by that certain First Amendment to Credit Agreement, dated as of February 1, 1996, as amended by that certain Second Amendment to Credit Agreement, dated as of September 18, 1996 (said Credit Agreement, as amended, the "CREDIT AGREEMENT"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

    B. The Borrower, Lenders and the Administrative Lender desire to amend the Credit Agreement to make certain changes therein.

    NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, Lenders and the Administrative Lender covenant and agree as follows:

    1.   AMENDMENTS TO CREDIT AGREEMENT.

    (a) The definition of "EBIT" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

         "EBIT" means, determined in accordance with GAAP on a consolidated basics for the Borrower and its Subsidiaries, without duplication, the sum of (a) for any period, Pretax Net Income (excluding therefrom, to the extent in determining Pretax Net Income, any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (ii) interest expense and (b) for the period of four consecutive fiscal quarters ending on September 29, 1996, $2,261,081 (which amount was allocated to inventory as part of the Power-One Acquisition).

    (b) Section 5.12 of the Credit Agreement is hereby amended by adding the following language at the end thereof:

         "The Borrower, the Lenders and the Administrative Lender acknowledge that as an accommodation to the Borrower the Lenders have not filed any Collateral Documents in Mexico covering assets of the Borrower located in Mexico (all assets of the Borrower now or hereafter located in Mexico being herein called the "Mexican Collateral"). The Borrower acknowledges and agrees that upon the request of the Determining Lenders, the Borrower shall
    (i) execute and deliver such further documents and do such other acts and things as the Administrative Lender may reasonably request to properly and adequately register and perfect the Lien of the Lenders in the Mexican Collateral under Mexican Law and (ii) pay all recording and other similar fees, taxes and expenses related to registering and perfecting the Lien of the Lenders in the Mexican Collateral."

    2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments provided in the foregoing Section 1:

    (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date;

    (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

    (c) the Borrower has full power and authority to execute and deliver this Third Amendment and to perform this Third Amendment and the Credit Agreement, as amended by this Third Amendment, the execution and delivery of this Third Amendment and the performance of this Third Amendment and the Credit Agreement, as amended by this Third Amendment, has been duly authorized by all corporate action of the Borrower, and this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

    (d) neither the execution and delivery of this Third Amendment, or the performance of this Third Amendment or the Credit Agreement, as amended by this Third Amendment, nor the consummation of any transactions herein or therein, will contravene or conflict with any Applicable Law to which the Borrower or any of its Subsidiaries is subject or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject, except to the extent that any such contravention or conflict could not reasonably be expected to have a Material Adverse Effect; and

    (e) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other Person, is required for the (i) execution and delivery of this Third Amendment or performance by the Borrower of this Third Amendment and the Credit

Agreement, as amended by this Third Amendment, or (ii) acknowledgment of this Third Amendment by PEI or PUM.

    3. CONDITIONS OF EFFECTIVENESS. Notwithstanding the date of this Third Amendment, this Third Amendment shall be effective as of September 30, 1995, subject to the following:

    (a) the Administrative Lender shall have received counterparts of this Third Amendment executed by the Lenders;

    (b) the Administrative Lender shall have received counterparts of this Third Amendment executed by the Borrower and acknowledged by PEI and PUM;

    (c) the representations and warranties set forth in Section 3 shall be true and correct in all material respects; and

    (d) the Administrative Lender and the Lenders shall have received in form and substance satisfactory to the Administrative Lender and the Lenders, such other documents, certificates and instruments as the Lenders shall reasonably require.

    4. ACKNOWLEDGEMENT. By signing below, each of PEI and PUM (i) acknowledges and consents to the execution, delivery and performance by the Borrower of this Third Amendment and (ii) acknowledges and agrees that its obligations in respect of its Subordination Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein except as expressly provided herein.

    5.   REFERENCE TO THE CREDIT AGREEMENT.

    (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

    (b) The Credit Agreement, as amended by this Third Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    6. COSTS, EXPENSES AND TAXES. The Borrower agrees to promptly pay all reasonable costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of the Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender).

    7. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

    8. GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

    9. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

    10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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                                        - 4 -

    IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above-written.

                                  POWER-ONE, INC.


                                  By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                            -----------------------------


                                  NATIONSBANK OF TEXAS, N.A.,
                                  Individually and as Administrative Lender


                                  By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                            -----------------------------


                                  UNION BANK


                                  By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                            -----------------------------


                                  CITY NATIONAL BANK


                                  By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                            -----------------------------

                                  SUMITOMO BANK OF CALIFORNIA


                                  By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                            -----------------------------


ACKNOWLEDGED AND AGREED:

POWER ELECTRONICS, INC.



By:
    ------------------------------
    Name:
         -------------------------
    Title:
         -------------------------


PODER UNO de MEXICO, S.A. de C.V.



By:
    ------------------------------
    Name:
         -------------------------
    Title:
         -------------------------



                                        - 6 -